Subsequent Events	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
Subsequent Events

Note 21 - Subsequent Events

The Company has evaluated events and transactions occurring after December 31, 2025, through the date these financial statements were issued, and has identified the following matters requiring disclosure. Unless otherwise noted, these are non-recognized subsequent events under ASC 855-10 that do not adjust amounts in the December 31, 2025 financial statements but are material enough to warrant disclosure.

Second Amended and Restated Commercial Alliance Agreement

On February 4, 2026, SHF LLC, a wholly owned subsidiary of the Company, executed the Second Amended CAA with PCCU, a related party. The agreement carries a retroactive effective date of October 1, 2025. The Company had agreed to the terms for the Second Amended CAA in October 2025 and was executed on February 4, 2026, see Note 10 - Related Party Transactions.

Price Reset of Series B Convertible Preferred Stock and Warrants

Subsequent to December 31, 2025, the first and only automatic price reset under the Company’s Series B Convertible Preferred Stock and accompanying Series B Warrants occurred, see Note 19 Stockholders’ Equity (Deficit).

ELOC

Subsequent to December 31, 2025, the Company has continued to draw on its ELOC, under which the Company may raise up to $150.0 million through the issuance of shares of its common stock. The Company issued 223,962 shares of Common Stock under the ELOC after December 31, 2025, receiving gross proceeds of approximately $0.2 million at average share price of $0.77. These transactions will be reflected in the Company’s first quarter 2026 financial statements.

No Other Material Subsequent Events

The Company has evaluated all other events and transactions occurring after December 31, 2025, through the date these financial statements were issued, and has determined that no other events or transactions have occurred that would require recognition or disclosure in these financial statements.